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                                                                   EXHIBIT 10.44

                      CREATIVE MASTER INTERNATIONAL, INC.

                             UNDERWRITING AGREEMENT

                                                               December 22, 1998

Cruttenden Roth Incorporated
As Representative of the
   Several Underwriters
18301 Von Karman, Suite 100
Irvine, California 92612

Ladies and Gentlemen:

     Creative Master International, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the Underwriters named in Section 2(a) hereof (the "Underwriters") an aggregate of 1,250,000 shares (the "Firm Shares") of its authorized but unissued Common Stock, par value $0.0001 per share (the "Common Stock"). Acma Investments Pte., Ltd. (the "Selling Stockholder" proposes to grant to the Underwriters the option to purchase up to 187,500 additional shares of Common Stock (the "Option Shares") for the sole purpose of covering over-allotments, if any, in connection with the sale of the Firm Shares. The Firm Shares and any Option Shares purchased pursuant to this Agreement are referred to in this Agreement as the "Shares." The Company also proposes to sell to you individually, and not in your capacity as Representative, five-year warrants (the "Representative's Warrants") to purchase up to 125,000 shares of Common Stock (the "Representative's Warrant Stock").
The sale of the Representative's Warrants will be consummated in accordance with the terms and conditions of the form of the Representative's Warrant Agreement filed as an Exhibit to the Registration Statement. Cruttenden Roth Incorporated is acting as representative of the several Underwriters, and in that capacity is referred to in this Agreement as the "Representative."

     The Company hereby confirms its agreement with the Underwriters as follows:

     1.   Representations and Warranties of the Company and the Selling
Stockholder.

     (a) The Company and the Selling Stockholder, severally and not jointly, each represents and warrants to, and agrees with, the Underwriters as follows:

          (i) The Company meets the requirements for use of Form SB-2 under the Securities Act of 1933, as amended (the "Securities Act"), and a registration statement (Registration No. 333-65929) on Form SB-2 relating to the Shares, the Representative's Warrants and the Representative's Warrant Stock, including such amendments to such registration statement as may have been required to the date of this Agreement, has been prepared by the Company under and in conformity with the provisions of the Securities Act, and the rules and regulations (the "Rules and
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Regulations") of the Securities and Exchange Commission (the "Commission")
thereunder, and has been filed with the Commission. If such registration statement has not become effective upon execution of this Agreement, a further amendment to such registration statement, including a form of final prospectus, necessary to permit such registration statement to become effective will promptly be filed by the Company with the Commission. If such registration statement has become effective, a final prospectus containing information permitted to be omitted at the time of effectiveness by Rule 430A of the Rules and Regulations will promptly be filed by the Company with the Commission in accordance with Rule 424 of the Rules and Regulations (and in form and substance reasonably satisfactory to the counsel for the Underwriters). The term "Registration Statement" as used in this Agreement shall mean such registration statement, including financial statements, schedules and exhibits, in the form in which it became or becomes, as the case may be, effective (including, if the Company omitted information from the Registration Statement pursuant to Rule 430A(a) of the Rules and Regulations, the information deemed to be a part of the Registration Statement at the time it became effective pursuant to Rule 430A(b) of the Rules and Regulations) and, in the event of any amendment thereto after the effective date of the Registration Statement, shall also mean (from and after the effectiveness of such amendment) the Registration Statement as so amended. Any registration statement filed pursuant to Rule 462(b) under the Rules and Regulations is herein called the "462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The term "Prospectus" as used in this Agreement shall mean the prospectus relating to the Shares included in the Registration Statement at the time it became effective, except that if any revised prospectus shall be provided to the Underwriters by the Company for use in connection with the offering of the Shares that differs from the Prospectus on file with the Commission at the time the Registration Statement became or becomes, as the case may be, effective, whether or not the revised prospectus is required to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, the term "Prospectus" shall refer to such revised prospectus from and after the time it is first provided to the Underwriters for such use.

          (ii) No stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus has been issued and no proceedings for that purpose are pending or threatened or, to the best knowledge of the Company, contemplated by the Commission; no stop order suspending the sale of the Shares in any jurisdiction has been issued and no proceedings for that purpose are pending or, to the best knowledge of the Company, threatened or are contemplated; and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) has been complied with.

          (iii) The Company and each of its subsidiaries have been duly incorporated or registered and are validly existing in good standing under the laws of their respective jurisdiction of organization, have full corporate power and authority to own or lease their respective properties and conduct business as described in the Registration Statement and the Prospectus and as they are currently conducting such business, and are duly qualified as a foreign organization and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have a material adverse effect on the business, properties, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole). Except as disclosed in the Registration Statement, the Company and each of its subsidiaries have obtained, are in possession of, and operating in compliance with, all authorizations, licenses,

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certificates, consents, orders and permits from state, federal and other regulatory authorities (including foreign governments) that are material to the conduct of their respective business, all of which are valid and in full force and effect. The Company owns the percentage of the outstanding capital stock of each of its subsidiaries as set forth in Note 3 of the Notes to the Consolidated Financial Statements included in the Registration Statement. The Company holds such outstanding capital stock of each of its subsidiaries free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest of any type, kind or nature. All issued and outstanding shares of capital stock or other equity interest of each such subsidiary of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and were not issued in violation of or subject to any preemptive right, or other rights to subscribe for or purchase shares or other equity interest.

          (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material loss or interference with the Company's business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any court or governmental action, order or decree, or any changes in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or any material adverse change, or a development known to the Company that might cause or result in a material adverse change, in or affecting the general affairs, management, business, properties, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, other than as set forth in the Registration Statement and the Prospectus, and since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not described in the Registration Statement and the Prospectus.

          (v) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirement of the Securities Act and the Rules and Regulations; when the Registration Statement became or becomes, as the case may be, effective (the "Effective Date"), when any 462(b) Registration Statement became or becomes effective, and when the Prospectus is first filed (if required) in accordance with Rule 424(b), and at all times subsequent thereto up to and at the "Closing Date" (as hereinafter defined) and through any later date on which Option Shares are to be purchased, as the case may be, the Registration Statement, the Rule 462(b) Registration Statement and the Prospectus, and any amendments or supplements thereto, will in all material respects conform to the requirements of the Securities Act and the Rules and Regulations, and the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and the rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement, and any 462(b) Registration Statement, on the date it became or becomes effective, did not or will not contain any untrue statement of a material fact and did not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and neither the Registration Statement, any 462(b) Registration Statement, nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this Section 1(a)(v) shall apply to statements in, or omissions from,

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the Registration Statement, and any 462(b) Registration Statement or the
Prospectus made in reliance upon and in conformity with information furnished to the Company by or on behalf of the Underwriters specifically for use in the Registration Statement or the Prospectus. There is no agreement, contract, license, lease or other document required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required. The contracts so described in the Prospectus are in full force and effect on the date hereof, and neither the Company nor any of its subsidiaries, nor to the best knowledge of the Company, any other party, is in material breach of or default under any such contracts.

          (vi) All of the outstanding shares of capital stock of the Company (including the shares to be sold by the Selling Stockholder hereunder) have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all applicable securities laws (including any applicable United States and state securities laws), were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms in all material respects to the statements relating thereto contained in the Registration Statement and the Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of the Company). The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted or exercised thereunder, set forth in the Prospectus accurately and fairly present the information shown therein with respect to such plans, arrangements, options and rights. The Common Stock to be sold by the Company hereunder has been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company against payment therefor in accordance with the terms of this Agreement, will be duly and validly issued and fully paid and nonassessable. Other than this Agreement, the Representative's Warrants and the options and warrants to purchase the Common Stock described in the Prospectus, there are no options, warrants or other rights outstanding to subscribe for or purchase any shares of the Company's capital stock. There are no preemptive rights or any restrictions upon the voting or transfer of any of the Shares pursuant to the Company's Certificate of Incorporation or any other governing document or agreement to which the Company or any of its subsidiaries is a party or by which any of them may be bound. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any of the Shares or any other capital stock of the Company.

          (vii) The Company has full corporate right, power and authority to enter into and perform its obligations under this Agreement and the Representative's Warrant Agreement, and to issue, sell and deliver the Firm Shares. This Agreement and the Representative's Warrant Agreement have each been duly authorized, executed and delivered by the Company and constitute the valid and binding agreements of the Company and each is enforceable against the Company in accordance with their respective terms; except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law, and except as the enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions relating to or affecting creditors' right generally or by general equitable principles.

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          (viii) Neither the Company nor any of its subsidiaries is, or with the giving of notice or lapse of time or both would be, in violation of or in default under, nor will the execution or delivery of this Agreement or the Representative's Warrant Agreement, or the consummation of the transactions contemplated by such agreements result in a violation of the Certificate of Incorporation or other charter or governing documents of the Company or any of its subsidiaries, or constitute a material default (with the giving of notice, passage of time or otherwise) under any material obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any contract, indenture, mortgage, deed of trust, loan agreement, lease, license, joint venture or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of their properties may be bound or affected, nor will the performance by the Company of its obligations under this Agreement or the Representative's Warrant Agreement violate any law, rule, administrative regulation or decree of any court or any governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any material property or asset of the Company or any of its subsidiaries. Except for permits and similar authorizations required under the Securities Act, the Exchange Act or state securities or "Blue Sky" laws, and for such permits and authorizations that have been obtained, no consent, approval, authorization or order of any court, governmental agency or body or financial institution is required in connection with the consummation of the transactions contemplated by this Agreement or the Representative's Warrant Agreement.

          (ix) The Company and each of its subsidiaries owns, or has valid rights to use, all items of real and personal property which are material to the business of the Company and its subsidiaries taken as a whole, free and clear of all liens, encumbrances and claims that might materially interfere with the business, properties, condition (financial or otherwise) or prospects of the Company and its subsidiaries, taken as a whole.

          (x) Except as described in the Prospectus, there is no litigation or governmental proceeding to which the Company or any of its subsidiaries is a party, or to which any property of the Company or any of its subsidiaries is subject, which is pending, or to the best knowledge of the Company, contemplated against the Company or any of its subsidiaries, that would have any material adverse effect on, or would result in any material adverse change in the business, properties, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole, or that would prevent consummation of the transactions contemplated by this Agreement or the Representative's Warrant Agreement or that are required to be disclosed in the Registration Statement.

          (xi) Neither the Company nor any of its subsidiaries is in violation of any law, order, ordinance, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body to which it or its properties (whether owned or leased) may be subject, which violation would have a material adverse effect on the business, properties, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole.

          (xii) Each of the Company and each of its subsidiaries owns or possesses adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights described or referred to in the Prospectus as owned by

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or used by any of them, or which are necessary for the conduct of their business as described in the Prospectus; and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, might have a material adverse effect on the business, properties, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole.

          (xiii) The Company has not taken, and shall not take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act, the rules and regulations of the Commission under the Exchange Act, or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. No bid or purchase by the Company, and, to the best knowledge of the Company, no bid or purchase that could be attributed to the Company (as a result of bids or purchases by an "affiliated purchaser" within the meaning of Regulation M under the Exchange
Act) for or of the Common Stock, any securities of the same class or series as the Common Stock or any securities immediately convertible into or exchangeable for or that represent any right to acquire the Common Stock, is now pending or in progress or will have commenced at any time prior to the completion of the distribution of the Shares.

          (xiv) Arthur Andersen & Co., whose report appears in the Registration Statement and Prospectus, to the Company's knowledge are, and during the periods covered by their report in the Registration Statement were, independent accountants as required by the Securities Act and the Rules and Regulations.
The financial statements included in the Registration Statement, any Preliminary Prospectus or the Prospectus present fairly the consolidated financial condition, results of operations, cash flow and changes in stockholders' equity of the Company and its subsidiaries at the dates and for the periods indicated, and the financial statements included in the Registration Statement present fairly the information required to be stated therein. Such financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America, applied on a consistent basis throughout the periods presented, except as stated therein. The selected and summary financial data included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements presented therein. No financial statements or schedules are required to be included in the Registration Statement other than the financial statements and schedules appearing therein.

          (xv) The books, records and accounts of the Company and each of its subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in and dispositions of the assets of the Company and each of its subsidiaries. The systems of internal accounting controls maintained by the Company and each of its subsidiaries are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary
(A) to permit preparation of financial statements in conformity with generally accepted accounting principles and (B) to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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          (xvi)   The Company has delivered to the Representative the written agreement of each of its officers and directors and certain beneficial owners of its Common Stock and/or securities exercisable or exchangeable for, or convertible into, Common Stock (collectively, "Material Holders") to the effect that each of the Material Holders will not, for a period of six months following the Closing Date, offer, sell or contract to sell, or otherwise dispose of, or announce the offer of, any Common Stock and/or securities exercisable or exchangeable for, or convertible into, Common Stock other than intra-family transfers or transfers to trusts for estate planning purposes, without the prior written consent of the Representative.

          (xvii) No labor disturbance by the employees of the Company or any of its subsidiaries exists or is imminent, nor is the Company aware of any existing or imminent labor disturbance by the employees of any principal suppliers, contract manufacturing organizations, manufacturers, authorized dealers or distributors, in either case, where such labor disturbance would result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or prospects of the Company and its subsidiaries, considered as a whole. No collective-bargaining agreement exists with any of the Company's or any of the Company's subsidiaries' employees and, to the best knowledge of the Company, no such agreement is imminent.

          (xviii) Each of the Company and each of its subsidiaries has filed all United States, state, local, Hong Kong, Peoples' Republic of China and other foreign tax returns which are respectively required of the Company and each of its subsidiaries to be filed, or has requested extensions thereof, and has paid all taxes, including withholding taxes, penalties and interest, assessments, fees and other charges to the extent that the same have become due and payable. No material tax assessment or deficiency has been made or proposed against the Company or any of its subsidiaries nor has the Company or any of its subsidiaries received any notice of any such proposed assessment or deficiency.

          (xix) Except as set forth in the Prospectus and except for advancements of expenses in the ordinary course of business, none of which is material, there are no outstanding loans, advances or guaranties of indebtedness by the Company to or for the benefit of any of its "affiliates," as such term is defined in the Rules and Regulations, or any of the officers or directors of any of its subsidiaries, or any of the members of the families of any of them.

          (xx) Neither the Company nor any of its subsidiaries has, directly or indirectly, at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contribution, in violation of law; (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by all applicable laws; or (iii) violated nor is it in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended.

          (xxi) Neither the Company nor any of its subsidiaries has any liability, known or unknown, matured or not matured, absolute or contingent, assessed or unassessed, imposed or based upon any provision of, or has received notice of any potential liability under, any law, rule or regulation, or the civil or common law, or any tort, nuisance or absolute liability theory, applicable to the Company or any of its subsidiaries, or under any code, order, decree, judgment or injunction applicable to the Company or any of its subsidiaries relating to public health or safety, worker health

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or safety or pollution, damage to or protection of the environment, including, without limitation, laws relating to damage to natural resources, emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), or otherwise relating to the manufacture, processing, use, treatment, storage, generation, disposal, transport or handling of hazardous materials, in each case that might cause or result in a material adverse change in the business, properties, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole. As used herein, "hazardous material" includes chemical substances, wastes, pollutants, contaminants, hazardous or toxic substances, constituents, materials or wastes, whether solid, gaseous or liquid in nature.

          (xxii) The Company has not distributed and will not distribute prior to the Closing Date or on or prior to any date on which the Option Shares are to be purchased, as the case may be, any prospectus or other offering material in connection with the offering and sale of the Shares other than the Prospectus, the Registration Statement and any other material which may be permitted by the Securities Act and the Rules and Regulations.

          (xxiii) The Common Stock has been approved for listing on the National Market of The Nasdaq Stock Market (the "Nasdaq National Market"), subject to official notice of issuance.

          (xxiv) The Company is familiar with and has discussed with its United States legal counsel the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder, and has in the past conducted, and intends in the future to conduct, its affairs in such a manner as to ensure that it will not become an "investment company" within the meaning of the 1940 Act and such rules and regulations.

          (xxv) The Representative's Warrants have been duly and validly authorized, and when issued and delivered will be valid and binding obligations of the Company in accordance with their terms; except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law, and except as the enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions relating to or affecting creditors' right generally or by general equitable principles; the Representative's Warrant Stock has been duly and validly authorized for issuance upon exercise of the Representative's Warrants, and when so issued will be validly issued, fully paid and non-assessable; and no stockholder of the Company has any preemptive rights with respect to the Representative's Warrants or the Representative's Warrant Stock.

          (xxvi) The Company does not know of any facts which may adversely affect its earnings, prospects or business which have not been fully disclosed in the Prospectus.

     (b) The Selling Stockholder represents and warrants to and agrees with the several Underwriters that:

          (i) The Selling Stockholder has valid and unencumbered title to the Shares to be sold by the Selling Stockholder hereunder and has full right, power and authority to enter into and

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perform this Agreement and to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder.

          (ii) The Selling Stockholder has duly executed and delivered, in the form heretofore furnished to the Representative, an Irrevocable Custody Agreement and Power of Attorney (the "Custody Agreement" appointing Carl Tong as attorney-in-fact (the "Attorney") with Jersey Trust and Transfer Company as custodian (the "Custodian"); the Custody Agreement constitutes a valid and binding agreement on the part of the Selling Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and such Selling Stockholder's Attorney, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 5(m) hereof on behalf of the Selling Stockholder, to determine the price to be paid by the several Underwriters to the Selling Stockholder as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by the Selling Stockholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of the Selling Stockholder in connection with this Agreement;


          (iii) All authorizations, approvals and consents necessary for the execution and delivery by the Selling Stockholder of the Custody Agreement, the execution and delivery by or on behalf of the Selling Stockholder of this Agreement and the sale and delivery of the Shares to be sold by the Selling Stockholder hereunder, have been obtained and are in full force and effect; and the Selling Stockholder has full right, power and authority to enter into this Agreement and the Custody Agreement, and to sell, transfer and deliver the Shares that may be sold by the Selling Stockholder hereunder.

          (iv) Certificates in negotiable form for all Shares which may be sold by the Selling Stockholder hereunder, together with a stock power or powers duly endorsed in blank by the Selling Stockholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

          (v) This Agreement has been duly executed and delivered by or on behalf of the Selling Stockholder and is a valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms; except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law, and except as the enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or judicial decisions relating to or affecting creditors' right generally or by general equitable principles.

          (vi) Upon the delivery of and payment for such Shares to be sold by the Selling Stockholder hereunder in good faith and without notice of any adverse claim within the meaning of Article VIII of the Uniform Commercial Code, the several Underwriters will acquire valid title to the Shares to be sold by the Selling Stockholder free and clear of any encumbrances created by or known to the Selling Stockholder.

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         (vii)  The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a material breach of any of the terms or provisions of, or constitute a material default under, any material agreement, indenture or other instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is, or the certificates for the Shares to be sold by the Selling Stockholder hereunder are, bound or, to the best of the knowledge of the Selling Stockholder, any statute, ruling, decree, judgment, order or regulation of any governmental authority having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder, or, if the Selling Stockholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of the Selling Stockholder.

         (viii) The Selling Stockholder has not taken, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares pursuant to the distribution contemplated by this Agreement and, other than as permitted by the Act, the Selling Stockholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and the sale of the Shares.

         (ix) All information furnished by or on behalf of the Selling Stockholder relating to the Selling Stockholder, its parent and affiliates, the Common Stock of the Selling Stockholder, and the Shares that is contained in the representations and warranties of the Selling Stockholder in the Custody Agreement or set forth in the Registration Statement and the Prospectus is, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date, and on any later date on which Option Shares are to be purchased, was or will be, true, correct and complete, and does not, and at the time the Registration Statement became or becomes, as the case may be, effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such information not misleading.

         (x) The Selling Stockholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and on any later date on which Option Shares are to be purchased, as the case may be, and will advise its Attorney and the Representative prior to the Closing Date and on any later date on which any Option Shares are to be purchased, if any statement to be made on behalf of the Selling Stockholder in the certificate contemplated by Section 5(m) would be inaccurate if made as of the date on which such Shares are to be purchased.

         (xi) The Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares; the Selling Stockholder does not have, or has waived prior to the date hereof, any registration right or other similar right to participate in the offering made by the Prospectus, other than such rights of participation as have been satisfied by the participation of the Selling Stockholder in the transactions to which this Agreement relates in accordance with the terms of this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

         (xii) Except for the Option Shares if the over-allotment is exercised, the Selling Stockholder will not, for a period of six months following the Closing Date, offer, sell or contract to sell, or otherwise dispose of, or announce the offer of, any Common Stock and/or securities exercisable or exchangeable for, or convertible into, Common Stock without the prior written consent of the Representative

     2.  Purchase, Sale and Delivery of Shares.

         (a) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, the Company agrees to sell to the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company at a purchase price of $4.50 per Firm Share, the number of Firm Shares set forth opposite such Underwriter's name in Schedule A hereto.

         (b) On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions set forth in this Agreement, including the terms set forth below, the Selling Stockholder grants an option to the Underwriters to purchase from the Selling Stockholder all or any portion of 187,500 Option Shares at the same price per Share as the Underwriters shall pay for the Firm Shares. Said option may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters and may be exercised in whole or in part at any time on or before the 45/th/ day after the date of the Prospectus upon written, telecopied or telegraphic notice by the Representative to the Selling Stockholder setting forth the aggregate number and class of Option Shares as to which the Underwriters are exercising the option and the settlement date. The Option Shares shall be purchased severally, and not jointly, by each Underwriter, if purchased at all, in the same proportion that the number of Firm Shares to be purchased by such Underwriter bears to the total number of Firm Shares to be purchased by the Underwriters under Section 2(a), above, subject to such adjustments as the Representative in its absolute discretion shall make to eliminate any fractional shares. Delivery of certificates for the Option Shares, and payment therefor, shall be made as provided in Section 2(c) and Section 2(d) below.

     The certificates in negotiable form for the Option Shares have been placed in custody (for delivery under this Agreement) under the Custody Agreement. The Selling Stockholder agrees that the certificates for the Option Shares of the Selling Stockholder so held in custody are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholder for such custody, including the Power of Attorney, is to that extent irrevocable and that the obligations of the Selling Stockholder hereunder shall not be terminated by the act of the Selling Stockholder or by operation of law, whether by the death or incapacity of the Selling Stockholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If the Selling Stockholder should die or be incapacitated, or if any other such event should occur, before the delivery of the certificates for the Option Shares hereunder, the Option Shares to be sold by the Selling Stockholder shall, except as specifically provided herein or in the Custody Agreement, be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or other event.

          (c) Delivery of certificates for the Firm Shares and the Option Shares (if the option granted by the Selling Stockholder in Section 2(b) above shall have been exercised not later than 10:00 a.m., New York time, on the date two business days preceding the Closing Date), and payment therefor shall be made at the office of Cruttenden Roth Incorporated,18301 Von Karman, Suite 100, Irvine, California 92612, at 10:00 a.m., New York time, on the later to occur of (i) the fourth business day after the date of this Agreement, (ii) the third business day after the date the Firm Shares are first offered to the public, or (iii) as provided in Section 8 of this Agreement. The date and hour of delivery and payment for the Firm Shares are referred to in this Agreement as the "Closing Date." As used in this Agreement, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.

          (d) If any of the options granted by the Selling Stockholder in
Section 2(b) above shall be exercised after 10:00 a.m., New York time, on the date two business days preceding the Closing Date, delivery of certificates for the Option Shares, and payment therefor, shall be made at the office of Cruttenden Roth Incorporated, 18301 Von Karman, Suite 100, Irvine, California 92612, at 10:00 a.m., New York time, on the date specified by the Representative (which date shall not be earlier than four and not later than 10 full business days after the exercise of said option, nor in any event prior to the Closing Date, and such time and date is referred to herein as the "Option Closing Date"). Time shall be of the essence and delivery at the time and place specified in this subsection (d) is a further condition to your obligations hereunder.

          (e) Payment of the purchase price for the Firm Shares and the Option Shares by the Underwriters, less any reimbursable expenses provided for in
                            ----
Section 4(a) of this Agreement and the non-accountable expense allowance provided for in Section 4(b) of this Agreement, shall be made by certified or official bank check or checks drawn in next-day funds, payable to the order of the Company with regard to the Firm Shares, and to the Selling Stockholder (or the Custodian for the account of the Selling Stockholder) with regard to the Option Shares (and the Company and the Selling Stockholder agree not to deposit or permit deposit of any such check in the bank on which drawn until the day following the date of its delivery to the Company or the Custodian, as the case may be) or by wire transfer to the account of the Company or the Selling Stockholder pursuant to wire transfer instructions provided by the Company and such Selling Stockholder. Such payment shall be made upon delivery of certificates for the Shares to you for the account of the Underwriters. Certificates for the Shares to be delivered to you shall be registered in such name or names and shall be in such denominations as the Representative may request at least two business days before the Closing Date, in the case of Firm Shares, and at least one business day prior to the Option Closing Date, in the case of the Option Shares. Such certificates will be made available to the Representative for inspection, checking and packaging at such office or such other location as you may reasonably request, not less than one full business day prior to the Closing Date or, in the case of the Option Shares, by 3:00 p.m., New York time, on the first business day preceding the date of purchase.

          (f) It is understood that the Underwriters propose to offer the Shares for sale to the public as soon as the Representative deems it advisable to do so (the "Public Offering"). The Firm Shares are to be initially offered to the public at the public offering price set forth in the Prospectus (the "Public Offering Price"). The Underwriters may from time to time thereafter change the public offering price and other selling terms.

          (g) The statements in the first, third, seventh and last paragraphs under the caption "Underwriting" in any Preliminary Prospectus and in the final form of Prospectus filed pursuant to Rule 424(b) constitute the only information furnished by the Underwriters to the Company for inclusion in any Preliminary Prospectus, the Prospectus or the Registration Statement.

     3. Further Agreements of the Company. The Company covenants and agrees with the Underwriters as follows:

          (a) The Company will use its best efforts to cause the Registration Statement, and any amendment thereof, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Company will file the Prospectus, properly completed (and in form and substance reasonably satisfactory to counsel for the Underwriters) pursuant to Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will not file the Prospectus, any amended Prospectus, any amendment of the Registration Statement or supplement to the Prospectus or make any filing under Rule 462(b) of the Rules and Regulations without advising the Representative of, and furnishing the Underwriters with copies thereof a reasonable time prior to the proposed filing of, such amendment or supplement and without obtaining the prior consent of the Representative to such filing. The Company will prepare and file with the Commission, promptly upon the request of the Representative, any amendment to the Registration Statement or supplement to the Prospectus that may be necessary or advisable in connection with the distribution of the Shares by you, and use its best efforts to cause the same to become effective as promptly as possible.

          (b) The Company will promptly advise the Representative (i) when the Registration Statement shall have become effective, (ii) when any amendment thereof shall have become effective, (iii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof.

          (c) The Company will (i) on or before the Closing Date, deliver to each of you and your counsel a conformed copy of the Registration Statement as filed and of each amendment thereto filed prior to the time the Registration Statement becomes effective and, promptly upon the filing thereof, a conformed copy of each 462(b) Registration Statement and post-effective amendment, if any, to the Registration Statement (together with, in each case, all exhibits thereto unless previously furnished to you) and all documents filed by the Company with the Commission under the Exchange Act and deemed to be incorporated by reference into any Preliminary Prospectus or the Prospectus, and will also deliver to you, for distribution to the Underwriters, a sufficient number of additional conformed copies of each of the foregoing (excluding exhibits) so that one copy of each may be distributed to each Underwriter, (ii) as promptly as possible deliver to the Underwriters, at such office or offices as you may designate, as many copies of any Preliminary Prospectus and the Prospectus as you may reasonably request and (iii) thereafter from time to time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer, likewise send to the Underwriters as many additional copies of the Prospectus and as many copies of any supplement to the Prospectus and of any amended Prospectus, filed by the Company with the Commission, as you may reasonably request for the purposes contemplated by the Securities Act.

          (d) If at any time during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer any event shall occur as a result of which it is necessary to supplement or amend the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser of the Shares, or if it shall be necessary to amend or to supplement the Prospectus to comply with the Securities Act or the Rules and Regulations, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended Prospectus so that the Prospectus as so supplemented or amended will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time such Prospectus is delivered to such purchaser, not misleading, and so that it then will otherwise comply with the Securities Act and the Rules and Regulations. If, after the public offering of the Shares by the Underwriters and during such period, the Underwriters shall propose to vary the terms of offering thereof by reason of changes in general market conditions or otherwise, you will advise the Company in writing of the proposed variation, and, if in the opinion either of counsel for the Company or of counsel for the Underwriters such proposed variation requires that the Prospectus be supplemented or amended, the Company will forthwith prepare and file with the Commission a supplement to the Prospectus or an amended prospectus setting forth such variation. The Company authorizes the Underwriters and all dealers to whom any of the Shares may be sold by the Underwriters to use the Prospectus, as from time to time amended or supplemented, in connection with the sale of the Shares in accordance with the applicable provisions of the Securities Act and the Rules and Regulations for such period.

          (e) Prior to the filing thereof with the Commission, the Company will submit to you, for your information, a copy of any 462(b) Registration Statement, post-effective amendment to the Registration Statement and any supplement to the Prospectus or any amended Prospectus proposed to be filed.

          (f) The Company will cooperate with you and your counsel in the qualification of the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you may designate and, during the period in which a prospectus is required by law to be delivered by an Underwriter or a dealer, in keeping such qualifications in good standing under said securities or Blue Sky laws; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as you may reasonably request for distribution of the Shares.

          (g) During a period of five years commencing with the date of this Agreement, the Company will promptly furnish to you, and to each Underwriter who may so request in writing, copies of all periodic and special reports furnished to stockholders of the Company, of all information, documents and reports filed with Commission, any securities exchange or the National Association of Securities Dealers, Inc. and of all press releases and material news items or articles in respect of the Company, its products or affairs released or prepared by the Company (other than promotional and marketing materials disseminated solely to customers and potential customers of the Company in the ordinary course of business); and any additional information concerning the Company or its business which you may reasonably request.

          (h) As soon as practicable, but not later than the 45th day following the end of the fiscal quarter first ending after the first anniversary of the Effective Date, the Company will make generally available to its securities holders and furnish to the Underwriters an earnings statement or statements in accordance with Section 11(a) of the Securities Act and Rule 158 thereunder.

          (i) The Company agrees that it will cause each of its executive officers and directors and those other Material Holders designated by the Representative prior to the date of this Agreement to enter into agreements with the Representative to the effect that they will not, directly or indirectly, without your prior written consent, sell, offer, contract to sell, grant any option to purchase, or otherwise dispose of any shares of Common Stock, or any securities convertible into, exchangeable for or exercisable for Common Stock, or any rights to purchase or acquire Common Stock (other than intra-family transfers or transfers to trusts for estate planning purposes) for a period of six months after the Closing Date.

          (j) The Company will apply the net proceeds from the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus and will file such reports with the Commission with respect to the sale of the Shares and the application of the proceeds therefrom as may be required pursuant to Rule 463 of the Rules and Regulations.

          (k) The Company will, prior to the date of this Agreement, and at all times thereafter, unless such securities are then listed on a national securities exchange, use its best efforts to cause the Shares and Representative's Warrant Stock to be included for quotation on the Nasdaq National Market, and the Company will comply with all registration, filing, reporting and other requirements of the Exchange Act and the Nasdaq National Market which may from time to time be applicable to the Company. The Company further agrees not to delist from the Nasdaq National Market without the Representative's approval, unless required to do so by the Nasdaq National Market. As soon as practicable after the Shares become eligible therefor, the Company will apply for listing in one or more securities manuals (such as Moody's Over-the-Counter Industrial Manual or Standard & Poor's Corporation Description Manual).

          (l) The Company will use its best efforts to maintain insurance of the types and in the amounts which it deems adequate for its business and consistent with insurance coverage maintained by companies of similar size and engaged in similar businesses, including, but not limited to, general liability insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against. The Company will use its best efforts to obtain and maintain a reasonable amount of Directors and Officers liability insurance from a reputable insurer, and the level of coverage as well as the identity of the insurer shall be reasonably acceptable to the Representative.

          (m) In accordance with the Representative's Warrants, the Company agrees, upon its receipt from the Representative of the sum of $125.00 in payment therefor, to deliver to the Representative on the Closing Date upon completion of the purchase and sale of the Shares pursuant to Section 2 of this Agreement, the Representative's Warrants representing the right to purchase up to 125,000 shares of Common Stock at a price equal to 165% of the offering price per share of Common Stock to the public as set forth on the cover page of the Prospectus.

          (n) The Company shall use its best efforts to retain in their current positions the individuals named as executive officers under the caption "Management" in the Registration Statement for a reasonable period after the consummation of the Public Offering.

          (o) The Company shall, following the Closing Date, amend its Bylaws to provide that it will use its best efforts to at all times maintain at least two
(2) independent directors (that is directors that are not officers of the Company, who are neither related to its officers nor represent concentrated or family holdings of the Company's shares, and who, in the view of the Company's board of directors, are free of any relationship that would interfere with the exercise of independent judgement (the "Independent Directors"). The Independent Directors shall constitute a majority of the Company's audit and compensation committees.

          (p) Except in connection with acquisitions or shares of Common Stock issuable upon exercise of options or warrants outstanding prior to the Closing Date and except for the grant of options to its officers and employees under the Company's 1998 Stock Option Plan at an exercise price equal to the Public Offering Price per share, during the period of the offering, and for a period of six months from the Closing Date, the Company will not (i) sell or otherwise dispose of any securities of the Company (except pursuant to the Company's employee benefit plans described in the Registration Statement) or (ii) purchase any shares of capital stock of the Company (except for fractional shares purchased pursuant to the recently approved 3-for-4 reverse stock split of the Company's Common Stock), without your prior written consent.

          (q) During the period of two (2) years commencing with the date of this Agreement, the Company's Chief Executive Officer or Chief Financial Officer will visit the United States investor community twice each year, stopping once on the West Coast, once on the East Coast, and once in the Midwest on each trip, as reasonably directed by the Representative.

          (r) The Company will instruct its transfer agent to provide you with copies of the Depository Trust Company stock transfer sheets on a weekly basis for a period of six months from the Closing Date and on a monthly basis thereafter for six additional months.

          (s) The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Representative's Warrants.

     4.   Fees and Expenses.  The Company agrees with each Underwriter that:

          (a) The Company shall pay all costs and expenses incident to the purchase, sale and delivery of the Shares, including without limitation, all fees and expenses of filing the Registration Statement with the SEC and the NASD; all Blue Sky fees and expenses, including legal fees and expenses, if any, of the Underwriters' counsel (which shall undertake all such Blue Sky matters); fees and disbursements of counsel and accountants for the Company; printing and mailing costs, including costs of printing the Registration Statement, any amendments thereto, all underwriting documents, Blue Sky memoranda and a reasonable quantity of prospectuses as determined by the Representative; the Company's road show cost and expenses; and the cost of preparing a total of four
(4) sets of bound volumes of the Public Offering documents for the Representative and Underwriters' counsel. The Company shall also pay for the cost of advertising the Public Offering, including the cost of "tombstone" ads in various financial and news publications or other promotional material as directed by the Representative and shall pay for all other expenses for advertising undertaken at the Company's request, including graphic slide costs. The Underwriters shall pay the fees and disbursements of its counsel, with the exception of the Blue Sky fees described above, and the Representative's road show costs and expenses. Any additional expenses incurred as a result of the sale of the Shares by the Selling Stockholder will be borne by the Company. The provisions of this Section 4(a) are intended to relieve the Underwriters from the payment of the expenses and costs which the Selling Stockholder and the Company, as the case may be, have agreed to pay, but shall not affect any agreement which the Selling Stockholder and the Company may make, or may have made, for the sharing of any of such expenses and costs. Such agreements shall not impair the obligations of the Company and the Selling Stockholder hereunder to the several Underwriters.

          (b) In addition to its obligations under Section 4(a) above, the Company agrees with the Representative to pay the Representative a non-accountable expense allowance equal to three percent (3%) of the aggregate Public Offering Price of the Shares sold by them in the Public Offering. Such allowance, less $50,000 which was paid to the Representative by the Company as an advance against non-accountable expenses, shall be paid to the Representative by the Company, as provided in Section 2(d) of this Agreement. The Representative agrees to repay to the Company any portion of the $50,000 paid by the Company for non-accountable expenses that has not been utilized by the Representative in connection with the Public Offering on an accountable basis.

          (c) No person is entitled either directly or indirectly to compensation from the Company, from any Underwriter or from any other person for services as a finder in connection with the proposed offering, and the Company agrees to indemnify and hold harmless you, and you agree to indemnify and hold harmless, the Company from and against any losses, claims, damages or liabilities, (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), to which the indemnified party may become subject insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the claim of any person (other than an employee of the party claiming indemnity) or entity that he or it is entitled to a finder's fee in connection with the proposed offering by reason of such person's or entity's influence or prior contact with the indemnifying party.

          (d) In addition to its other obligations under Section 7(a) hereof, the Company agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 7(a) hereof, it will pay the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligation to pay the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Company together with interest, compounded daily, determined on the basis of the prime rate (or other commercial lending rate for borrowers of the highest credit standing) listed from time to time in The Wall Street Journal which represents the base rate on corporate loans posted by a substantial majority of the nation's thirty (30) largest banks (the "Prime Rate"). Any such interim payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

          (e) In addition to its other obligations under Section 7(b) hereof, the Selling Stockholder agrees that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in
Section 7(b) hereof relating to the Selling Stockholder, it will pay the Underwriters on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Selling Stockholder's obligation to pay the Underwriters for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Underwriters shall promptly return such payment to the Selling Stockholder, together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Underwriters within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

          (f) In addition to its other obligations under Section 7(c) hereof, the Underwriters agree that, as an interim measure during the pendency of any claim, action, investigation, inquiry or other proceeding described in Section 7(c) hereof, it will reimburse the Company and the Selling Stockholder on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such claim, action, investigation, inquiry or other proceeding, notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Underwriters' obligation to reimburse the Company and the Selling Stockholder for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement payment is so held to have been improper, the Company and the Selling Stockholder shall promptly return such payment to the Underwriters together with interest, compounded daily, determined on the basis of the Prime Rate. Any such interim reimbursement payments which are not made to the Company and the

Selling Stockholder within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request.

          (g) It is agreed that any controversy arising out of the operation of the interim reimbursement arrangements set forth in Sections 4(d), (e) and (f) hereof, including the amounts of any requested reimbursement payments, the method of determining such amounts and the basis on which such amounts shall be apportioned among the reimbursing parties, shall be settled by arbitration conducted pursuant to the Code of Arbitration Procedure of the NASD in Los Angeles County, California. Any such arbitration may be commenced by service of a written demand for arbitration or a written notice of intention to arbitrate, therein electing the arbitration tribunal. In the event the party demanding arbitration does not make such designation of an arbitration tribunal in such demand or notice, then the party responding to said demand or notice is authorized to do so. Any such arbitration will be limited to the operation of the interim reimbursement provisions contained in Sections 4(d), (e) and (f) hereof and will not resolve the ultimate propriety or enforceability of the obligation to indemnify for expenses which is created by the provisions of Sections 7(a), 7(b) and 7(c) hereof or the obligation to contribute to expenses which is created by the provisions of Section 7(e) hereof.

     5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Shares shall be subject, in the sole discretion of the Representative, to the accuracy as of the date of execution of this Agreement, the Closing Date and the date on which the Option Shares are to be purchased, as the case may be, of the representations and warranties of the Company and the Selling Stockholder set forth in this Agreement, to the accuracy of the statements of the Company and its officers made in any certificate delivered pursuant to the terms of this Agreement, to the performance by the Company and the Selling Stockholder of all of its obligations to be performed under this Agreement at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be, and to the following additional conditions:

          (a) The Registration Statement shall have become effective, (or, if a post-effective amendment is required to be filed pursuant to Rule 430A under the Act, such post-effective amendment shall become effective) and, at the Closing Date, or, with respect to the Option Shares, the date on which such Option Shares are to be purchased, no stop order suspending the effectiveness of the Registration Statement or any qualification or exemption from qualification for the sale of the Shares in any jurisdiction shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any request for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters and their counsel.

          (b) The Underwriters shall have received from Freshman, Marantz, Orlanski, Cooper & Klein, a law corporation, counsel for the Underwriters, an opinion dated the Closing Date, with respect to such matters related to the Public Offering as the Underwriters may reasonably require, and the Company shall have furnished counsel for the Underwriters with the legal opinion of its counsel and all other documents which it may request for the purpose of enabling it to pass upon such matters.

          (c) You shall have received on the Closing Date and on any Option Closing Date on which Option Shares are purchased, as the case may be, the opinion of Troy & Gould Professional Corporation, United States counsel for the Company, addressed to the Underwriters and dated the Closing Date or such later date, to the effect set forth in Annex A to this Agreement.

          (d) You shall have received on the Closing Date and on any Option Closing Date on which Option Shares are purchased, as the case may be, the opinion of Angela Wang & Co., Hong Kong counsel for the Company, addressed to the Underwriters and dated the Closing Date or such later date, to the effect set forth in Annex B to this Agreement.

          (e) You shall have received on the Closing Date and on any Option Closing Date on which Option Shares are purchased, as the case may be, the opinion of The Fada Law Firm, Peoples' Republic of China counsel for the Company, addressed to the Underwriters and dated the Closing Date or such later date, to the effect set forth in Annex C to this Agreement.

          (f) In addition, on any Option Closing Date, you shall have received the opinion of Angela Wang & Co., counsel for the Selling Stockholder, addressed to the Underwriters and dated the Option Closing Date, covering the matters set forth in Annex D to this Agreement.

          (g) You shall be satisfied that there has not been any material change in the market for securities in general or in political, financial or economic conditions from those reasonably foreseeable as to render it impracticable in your sole judgment to make a public offering of the Shares, or a material adverse change in market levels for securities in general (or those of companies in particular) or financial or economic conditions which render it inadvisable to proceed.

          (h) You shall have received on the Closing Date and on any Option Closing Date on which Option Shares are purchased a certificate, dated the Closing Date or such later date, as the case may be, and signed by the Chief Executive Officer and the Chief Financial Officer of the Company, stating that:

              (i) the representations and warranties of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as if expressly made at and as of such date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of their knowledge, are threatened under the Securities Act;

              (iii) the Common Stock has been duly designated for listing on the Nasdaq National Market beginning no later than the time Firm Shares are first offered to the public; and

              (iv) (A) they have carefully examined the Registration Statement in the form in which it originally became effective and the Prospectus and any supplements or amendments thereto, and that, as of the Effective Date, the statements made in the Registration Statement and the Prospectus were true and correct in all material respects, and the Registration Statement did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and the Prospectus did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstance under which they were made, not misleading, (B) since the Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Prospectus that has not been set forth in such a supplement or amendment, (C) since the respective dates as of which information is given in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the business, properties, condition (financial or otherwise), capitalization, prospects or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and, since such dates, except in the ordinary course of business, neither the Company nor any of its subsidiaries has entered into any material transaction not referred to in the Registration Statement in the form in which it originally became effective and the Prospectus contained therein, (D) there are not any pending or known threatened legal proceedings to which the Company or any of its subsidiaries is a party or of which property of the Company or any of its subsidiaries is the subject which are material and which are not disclosed in the Registration Statement and the Prospectus, and (E) there are not any license agreements, contracts, leases or other documents that are required to be filed as exhibits to the Registration Statement that have not been filed as required.

          (i) You shall have received on the Closing Date and on any Option Closing Date later date on which Option Shares are to be purchased, as the case may be, a letter from Arthur Andersen & Co., addressed to the Company and the Underwriters, dated the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the applicable published Rules and Regulations and based upon the procedures described in such letter delivered to you concurrently with the execution of this Agreement (herein called the "Original Letter"), but carried out to a date not more than five (5) business days prior to the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, (i) confirming, to the extent true, that the statements and conclusions set forth in the Original Letter are accurate as of the Closing Date or such later date on which Option Shares are to be purchased, as the case may be, and
(ii) setting forth any revisions and additions to the statements and conclusions set forth in the Original Letter which are necessary to reflect any changes in the facts described in the Original Letter since the date of such letter, or to reflect the availability of more recent financial statements, data or information. The letter shall not disclose any change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company from that set forth in the Registration Statement or Prospectus, which, in your sole judgment, is material and adverse and that makes it, in your sole judgment, impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Prospectus. The Original Letter from Arthur Andersen & Co. shall be addressed to or for the use of the Underwriters in form and substance satisfactory to the Underwriters and shall (i) represent, to the extent true, that they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published Rules and Regulations, (ii) set forth its opinion with respect to its examination of the balance sheet of the Company as of December 31, 1996 and 1997 and related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1995, 1996 and 1997, (iii) state that Arthur Andersen & Co. has performed the procedure set out in Statement on Auditing Standards No. 71 ("SAS 71") for a review of interim financial information as described in SAS 71 on the financial statements of the Company for each of the nine-month periods ended September 30, 1997 and 1998, and (iv) address other matters agreed upon by Arthur Andersen & Co. and you. In addition, you shall have received from Arthur Andersen & Co. a letter addressed to the Company and made available to the Underwriters stating that its review of the Company's system of internal accounting controls, to the extent they deemed necessary in establishing the scope of its examination of the Company's financial statements as of December 31, 1997 did not disclose any weaknesses in internal controls that they considered to be material weaknesses.

          (j) The Common Stock has been duly designated for listing on the Nasdaq National Market effective no later than the time Firm Shares were first offered to the public.

          (k) On or prior to the Closing Date, you shall have received from the Company's officers and directors and all Material Holders executed lock-up agreements covering the matters described in Section (1)(xvi) of this Agreement.

          (l) On the Closing Date, the Company shall have issued the Representative's Warrant Agreement and Representative's Warrants, substantially in the form filed as Exhibit 4.2 to the Registration Statement; and on the Closing Date, concurrently with the purchase and sale of the Shares, the Company shall have issued, sold and delivered the Representative's Warrants to the Representative.

          (m) You shall be satisfied that, and you shall have received a certificate, dated the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, from the Selling Stockholder or the Attorney to the effect that, as of the Closing Date, or any later date on which Option Shares are to be purchased, as the case may be, they have not been informed that:

              (i) The representations and warranties made by the Selling Stockholder herein are not true or correct in any material respect on the Closing Date or on any later date on which Option Shares are to be purchased, as the case may be; or

              (ii) The Selling Stockholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on the part of the Selling Stockholder at or prior to the Closing Date or any later date on which Option Shares are to be purchased, as the case may be.

          (n) The Company and the Selling Stockholder shall have furnished to you such further certificates and documents as you shall reasonably request (including certificates of officers of the Company, or officers of the Selling Stockholder (when the Selling Stockholder is not a natural person)), as to the accuracy of the representations and warranties of the Company and the Selling Stockholder set forth in this Agreement, as to the performance by the Company and the Selling Stockholder of its obligations under this Agreement and as to the other conditions concurrent and precedent to the obligations of the Underwriters under this Agreement.

     All the agreements, opinions, certificates and letters mentioned above or elsewhere in this Agreement will be in compliance with the provisions of this Agreement only if they are reasonably satisfactory to Freshman, Marantz, Orlanski, Cooper & Klein, a law corporation, counsel for the Underwriters. The Company and the Selling Stockholder will furnish you with such number of conformed copies of such opinions, certificates, letters and documents as you shall reasonably request.

     If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and its counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled by the Underwriters at, or at any time prior to, the Closing Date or (with respect to the Option Shares) prior to the Option Closing Date upon which the Option Shares are to be purchased, as the case may be. Notice of such cancellation shall be given to the Company in writing or by telephone, telecopy or telegraph confirmed in writing. Any such termination shall be without liability of the Company or the Selling Stockholder to the Underwriters (except as provided in Section 4 or Section 7 of this Agreement) and without liability of the Underwriters to the Company or the Selling Stockholder (except to the extent provided in Section 7 of this Agreement).

     6. Conditions of the Obligation of the Company. The obligations of the Company and the Selling Stockholder to sell and deliver the Shares required to be delivered as and when specified in this Agreement shall be subject to the condition that at the Closing Date or (with respect to the Option Shares) the date upon which the Option Shares are to be purchased, no stop order suspending the effectiveness thereof shall be in effect and no proceedings therefor shall be pending or threatened by the Commission.

     7.   Indemnification and Contribution.

          (a) The Company agrees to indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Company herein contained,
(ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action, or (iv) any untrue statement or alleged untrue statement of a material fact contained in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or Blue Sky laws thereof or filed with the Commission or any securities association or securities exchange, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, such Preliminary Prospectus or the Prospectus, or any such amendment or supplement thereto, in reliance upon, and in conformity with, written information relating to any Underwriter furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof and, provided further, that the indemnity agreement provided in this Section 7(a) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 3(c) hereof. The indemnity agreements of the Company contained in this Section 7(a) and the representations and warranties of the Company contained in Section 1 of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

          The indemnity agreement in this Section 7(a) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any of the Underwriters within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Company may otherwise have.

          (b) The Selling Stockholder agrees to indemnify and hold harmless the Underwriters against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject under the Act, the Exchange Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of the Selling Stockholder herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 7(b) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or such Underwriter, directly or through you, by the Selling Stockholder specifically for use in the preparation thereof, and agrees to reimburse each Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided further, that the indemnity agreement provided in this Section 7(b) with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any losses, claims, damages, liabilities or actions based upon any untrue statement or alleged untrue statement of material fact or omission or alleged omission to state therein a material fact purchased Shares, if a copy of the Prospectus in which such untrue statement or alleged untrue statement or omission or alleged omission was corrected had not been sent or given to such person within the time required by the Act and the Rules and Regulations, unless such failure is the result of noncompliance by the Company with Section 3(c) hereof. The indemnity agreement of the Selling Stockholder contained in this Section 7(b) and the representations and warranties of the Selling Stockholder contained in Section 1 of this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any indemnified party and shall survive the delivery of and payment for the Shares.

          The indemnity agreement in this Section 7(b) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any of the Underwriters within the meaning of the Act or the Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Selling Stockholder may otherwise have.

          (c) The Underwriters severally agree, each in proportion to the number of Firm Shares to be purchased by such Underwriter bears to the total number of Firm Shares to be purchased pursuant to section 2(a) hereof, to indemnify and hold harmless the Company and the Selling Stockholder, against any losses, claims, damages or liabilities, joint or several, to which the Company or the Selling Stockholder may become subject under the Act or otherwise, specifically including, but not limited to, losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any breach of any representation, warranty, agreement or covenant of such Underwriter herein contained, (ii) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any untrue statement or alleged untrue statement of any material fact contained in any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in the case of subparagraphs (ii) and (iii) of this Section 7(c) to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter, directly or through you, specifically for use in the preparation thereof, and agrees to reimburse the Company and the Selling Stockholder for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action.

          The indemnity agreement in this Section 7(c) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer of the Company who signed the Registration Statement and each director of the Company, the Selling Stockholder, and each person, if any, who controls the Company or the Selling Stockholder within the meaning of the Act or the

Exchange Act. This indemnity agreement shall be in addition to any liabilities which the Underwriters may otherwise have.

          (d) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notified the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of the indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with appropriate local counsel) approved by the indemnifying party representing all the indemnified parties under Section 7(a), 7(b) or 7(c) hereof who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (e) In order to provide for just and equitable contribution in any action in which a claim for indemnification is made pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, all the parties hereto shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Underwriters are responsible for the portion represented by the percentage that the underwriting discount bears to the initial public offering price, and the Company and the Selling Stockholder are responsible for the remaining portion in proportion to the number of Shares sold by each; provided, however, that (i) the Underwriters shall not be required to contribute any amount in excess of the underwriting discount and non-accountable expense allowance (less the Underwriters' actual out-of-pocket expenses on an accountable basis, including legal fees and expenses) applicable to the Shares purchased by such Underwriter in excess of the amount of damages which such Underwriter has otherwise required to pay and (ii) no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The contribution agreement in this Section 7(e) shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls any of the Underwriters, the Company or the Selling Stockholder within the meaning of the Act or the Exchange Act and each officer of the Company who signed the Registration Statement and each director of the Company.

          (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement and Prospectus as required by the Act and the Exchange Act. The parties are advised that federal or state public policy, as interpreted by the courts in certain jurisdictions, may be contrary to certain of the provisions of this Section 7, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 7 and further agree not to attempt to assert any such defense.

     8. Substitution of Underwriters. If any Underwriter or Underwriters shall fail to take up and pay for the number of Firm Shares agreed by such Underwriter or Underwriters to be purchased hereunder upon tender of such Firm Shares in accordance with the terms hereof, and if the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters so agreed but failed to purchase does not exceed 10% of the Firm Shares, the remaining Underwriters shall be obligated, severally in proportion to their respective commitments hereunder, to take up and pay for the Firm Shares of such defaulting Underwriter or Underwriters, but nothing herein shall relieve a defaulting underwriter from liability for its default.

          If any Underwriter or Underwriters so defaults and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed to take up and pay for exceeds 10% of the Firm Shares, the remaining Underwriters shall have the right, but shall not be obligated, to take up and pay for (in such proportions as may be agreed upon among them) the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase but nothing herein shall relieve a defaulting underwriter from liability for its default. If such remaining Underwriters do not, at the Closing Date, take up and pay for the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase, the Closing Date shall be postponed for twenty-four (24) hours to allow the several Underwriters the privilege of substituting within twenty-four (24) hours (including non-business hours) another underwriter or underwriters (which may include any nondefaulting Underwriter) satisfactory to the Company. If no such underwriter or underwriters shall have been substituted as aforesaid by such postponed Closing Date, the Closing Date may, at the option of the Company, be postponed for a further twenty-four (24) hours, if necessary, to allow the Company the privilege of finding another underwriter or underwriters, satisfactory to you, to purchase the Firm Shares which the defaulting Underwriter or Underwriters so agreed but failed to purchase. If it shall be arranged for the remaining Underwriters or substituted underwriter or underwriters to take up the Firm Shares of the defaulting Underwriter or Underwriters as provided in this Section 8, (i) the Company shall have the right to postpone the time of delivery for a period of not more than seven (7) full business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective number of Firm Shares to be purchased by the remaining Underwriters and substituted underwriter or underwriters shall be taken as the basis of their underwriting obligation. If the remaining Underwriters shall not take up and pay for all such Firm Shares so agreed to be purchased by the defaulting Underwriter or Underwriters or substitute another underwriter or underwriters as aforesaid and the Company shall not find or shall not elect to seek another underwriter or underwriters for such Firm Shares as aforesaid, then this Agreement shall terminate.

          In the event of any termination of this Agreement pursuant to the preceding paragraph of this Section 8, neither the Company nor the Selling Stockholder shall be liable to any Underwriter (except as provided in Sections 4 and 7 hereof) nor shall any Underwriter (other than an Underwriter who shall have failed, otherwise than for some reason permitted under this Agreement, to purchase the number of Firm Shares agreed by such Underwriter to be purchased hereunder, which Underwriter shall remain liable to the Company, the Selling Stockholder and the other Underwriters for damages, if any, resulting from such default) be liable to the Company or the Selling Stockholder (except to the extent provided in Sections 4 and 7 hereof).

          The term "Underwriter" in this Agreement shall include any person substituted for an Underwriter under this Section 8.

     9.   Effective Date of Agreement and Termination.

          (a) If the Registration Statement has not been declared effective prior to the date of this Agreement, this Agreement shall become effective at such time, after notification of the effectiveness of the Registration Statement has been released by the Commission, as you shall release the Shares to the public. If you shall not have released the Shares prior to 5:00 p.m., New York time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability on the part of the Underwriters to the Company or the Selling Stockholder, except as set forth in Section 4 and Section 7 of this Agreement. By giving notice as set forth in Section 10 of this Agreement before the time this Agreement becomes effective, you, as Representative, may prevent this Agreement from becoming effective without liability of any party to the other parties, except that the Company and the Selling Stockholder shall remain obligated to pay costs and expenses to the extent provided in Section 4 and Section 7 of this Agreement. If the Registration Statement has been declared effective prior to the date of this Agreement, this Agreement shall become effective upon execution and delivery by you, the Company and the Selling Stockholder (which may be by power-of-attorney).

          (b) This Agreement may be terminated by you in your absolute discretion by giving written notice to the Company and the Selling Stockholder (which may be through power-of-attorney) at any time on or prior to the Closing Date or, with respect to the purchase of the Option Shares, on or prior to any later date on which the Option Shares are to be purchased, as the case may be, if prior to such time any of the following has occurred or, in your opinion, is likely to occur: (i) after the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or development involving a prospective adverse change in or affecting particularly the condition (financial or otherwise) of the Company and its subsidiaries considered as a whole or the earnings, prospects or business affairs of the Company and its subsidiaries considered as a whole, whether or not arising in the ordinary course of business, which would materially impair the investment quality of the offered securities; or (ii) if there shall have been the engagement in major hostilities or an escalation of major hostilities by the United States or the declaration of war or a national emergency by the United States on or after the date hereof, or any outbreak of major hostilities or other national or international calamity or crisis or material adverse change in economic or political conditions, if the effect of such outbreak, calamity, crisis or material adverse change in economic or political conditions on the financial markets of the United States would, in your sole judgment, make the offering or delivery of the Shares impracticable, or (iii) if there shall have been suspension of trading in securities generally or a material adverse decline in value of securities generally on the New York Stock Exchange, the American Stock Exchange, or The Nasdaq Stock Market, or limitations on prices (other than limitations on hours or numbers of days of trading) for securities on either such exchange or system, or (iv) if there shall have been the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of, or commencement of any proceeding or investigation by, or change in material substantive policy by, any court, legislative body, agency or other foreign or domestic governmental authority which in your sole judgment materially and adversely affects or will materially adversely affect the business, operations or prospects of the Company and its subsidiaries considered as a whole, or (v) if there shall have been the declaration of a banking moratorium by United States, New York or California state authorities, or (vi) if there shall have been the taking of any action by any United States, state or local government or agency in respect of its monetary or fiscal affairs which in your reasonable judgment has a material adverse effect on the securities markets in the United States or (vii) existing international monetary conditions shall have undergone a material change which, in your sole judgment, makes the offering or delivery of the Shares impracticable. If this Agreement shall be terminated pursuant to this Section 9, there shall be no liability of the Company or the Selling Stockholder to the Underwriters and no liability of the Underwriters to the Company or the Selling Stockholder (except to the extent provided in Section 4 or Section 7 of this Agreement); provided, however, that in the event of any such termination the Company agrees to indemnify and hold harmless the Underwriters from all costs or expenses of the Company incident to the performance of the obligations of the Company under this Agreement, including all costs, expenses and advances referred to in Section 4 of this Agreement.

     10. Notices. Except as otherwise provided herein, all communications hereunder shall be in writing or by either telecopier or telegraph and, if to the Underwriters, shall be mailed, telecopied or telegraphed or delivered to Cruttenden Roth Incorporated ,18301 Von Karman, Suite

100, Irvine, California 92612 (telecopier: (949) 852-9603) Attention: Managing Director Corporate Finance; and if to the Company or the Selling Stockholder, shall be mailed, telecopied, telegraphed or delivered to Casey Ind. Bldg., 8/th/ Floor, 18 Bedford Road, Taikoksui, Kowloon, Hong Kong (telecopier: (852) 2789-
1737). All notices given by telecopy or telegraph shall be promptly confirmed by letter.

     11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of the Company, the Selling Stockholder and the Underwriters and, with respect to the provisions of Section 4 and Section 7 of this Agreement, the several parties (in addition to the Company, the Selling Stockholder and the Underwriters) indemnified under the provisions of said Section 4 and Section 7, and their respective personal representatives, successors and assigns. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors and assigns" as herein used shall not include any purchaser, as such purchaser, of any of the Shares from the Underwriters.

     12. Miscellaneous. Notwithstanding any provision of this Agreement to the contrary, the reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company, the Selling Stockholder or their respective directors, officers or controlling persons thereof, and (c) delivery and payment for the Shares under this Agreement.

     This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same instrument.

     13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE, AND TO BE PERFORMED, SOLELY WITHIN THAT STATE.

     14. Submission to Jurisdiction and Waiver of Immunity and Inconvenient Forum. Subject to the arbitration provisions of 4(g), the Company and the Selling Stockholder agree that any and all disputes arising in connection with this Underwriting Agreement and the transactions contemplated by this Underwriting Agreement, including the offer and sale of the Firm Shares and the Option Shares, may be brought in any state or federal court of record located in the County of Los Angeles, State of California. By its signature to this Agreement, the Company and the Selling Stockholder irrevocably submit to the jurisdiction of the state and federal courts located in the County of Los Angeles, State of California, in any legal action or proceeding relating to this Underwriting Agreement and the transactions contemplated by this Underwriting Agreement, including the offer and sale of the Firm Shares and the Option Shares.

     The Company and the Selling Stockholder irrevocably waive all immunity from jurisdiction, attachment and execution, whether on the basis of sovereignty or otherwise, to which each of them respectively might otherwise be entitled in any legal action or proceeding in any state or federal court located in the County of Los Angeles, State of California. The Company and the Selling Stockholder irrevocably waive, to the fullest extent permitted by law, any objection which it may now or hereafter have to any suit, action or proceeding relating to this Underwriting Agreement and the transactions contemplated by this Underwriting Agreement, including the offer and the sale of the Firm Shares and the Option Shares, being brought in the federal or state courts located in the County of Los Angeles, State of California, and hereby further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholder and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, the Selling Stockholder and the Underwriters.

                              Very truly yours,

                              CREATIVE MASTER INTERNATIONAL, INC.


                              By:   /s/ CARL TONG
                                    --------------------------------
                                    Name: Carl Tong
                                    Title: President and Chief Executive Officer



                              ACMA INVESTMENTS PTE., LTD.


                              By:   /s/ CARL TONG
                                    --------------------------------
                                    Carl Tong
                                    Attorney-in-fact



The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

CRUTTENDEN ROTH INCORPORATED


By: /s/ DAVID WALTERS
    ----------------------
        Name:  David Walters
        Title: Executive Vice President

                                   SCHEDULE A


                                                                   Number of
                                                                      Firm
                                                                   Shares to
                                                                       be
Underwriters                                                       Purchased
------------                                                      -----------
Cruttenden Roth Incorporated....................................      325,000

Josephthal & Co., Inc.                                                325,000
                                                                  -----------
Advest, Inc.                                                          100,000
                                                                  -----------
W.J. Nolan & Company, Inc.                                            100,000
                                                                  -----------
EBI Securities Corporation                                            100,000
                                                                  -----------
First Montauk Securities Corp.                                        100,000
                                                                  -----------
Scott & Stringfellow, Inc.                                            100,000
                                                                  -----------
Oberweis Brokerage, Inc.                                              100,000
                                                                  -----------
Total...........................................................  -----------
                                                                    1,250,000
                                                                  ===========

                                    Annex A

                    Matters to be Covered in the Opinion of
                     Troy & Gould Professional Corporation
                     United States Counsel for the Company

     (1) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware. Each of the Company and each of its subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions in the United States, if any, in which the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure so to qualify would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

     (2) The Company has the corporate power to own, lease and operate its properties and to conduct its business as described in the Prospectus.

     (3) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" as of the dates stated therein; the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and to such counsel's knowledge have not been issued in violation of any preemptive right, co-sale right, right of first refusal or other similar right.

     (4) To the best knowledge of such counsel, except as set forth in the Registration Statement and Prospectus, no holders of Common Stock or other securities of the Company have registration rights with respect to securities of the Company and, except as set forth in the Registration Statement and Prospectus, all holders of securities of the Company having rights to registration of such shares of Common Stock, or other securities, because of the filing of the Registration Statement by the Company have, with respect to the offering contemplated hereby, waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement, or have included securities in the Registration Statement pursuant to the exercise of such rights.

     (5) The Shares to be issued and sold by the Company will be, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement, duly authorized and validly issued and fully paid and nonassessable and, will not have been issued in violation of any preemptive right, registration right, co-sale right, right of first refusal or other similar right set forth in the Certificate of Incorporation or Bylaws of the Company, or any other contract agreement or document of which such counsel has knowledge.

     (6) The Company has corporate power and authority to enter into the Agreement and the Representative's Warrant Agreement and to issue, sell and deliver the Shares to the Underwriters.

     (7) The Agreement and the Representative's Warrant Agreement each has been duly authorized by all necessary corporate action on the part of the Company and each has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Representative, are the valid and binding agreements of the Company, except insofar as the indemnification and contribution provisions of such agreements may be limited by public policy concerns, and except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or judicial decisions relating to or affecting creditors' rights generally or by general equitable principles.

     (8) The performance of the Agreement and the Representative's Warrant Agreement and the consummation of the transactions contemplated thereby will not result in the breach or violation of any of the terms and provisions of the Company's Certificate of Incorporation or Bylaws, or to the best of such counsel's knowledge, result in the breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any lease, license, contract or other agreement or instrument known to such counsel to which the Company is a party or by which any of its properties are bound, or to the best of such counsel's knowledge, (other than performance of the Company's indemnification and contribution obligations under such agreements, concerning which no opinion need be expressed) any applicable statute, rule or regulation or, to the best of such counsel's knowledge, any order, writ or decree of any court or governmental agency or body having jurisdiction over the Company or over any of its properties or operations; provided, however, that no opinion need be rendered concerning state securities or Blue Sky laws.

     (9) No authorization, approval or consent of any governmental authority or agency of the United States of America is necessary in connection with the consummation of the transactions contemplated by the Agreement and the Representative's Warrant Agreement, except such as have been obtained under the Securities Act or such as may be required under the rules and regulations of the National Association of Securities Dealers, Inc., or under state securities or Blue Sky laws in connection with the purchase and the distribution of the Shares by the Underwriters.

     (10) To the best knowledge of such counsel, neither the Company nor any of its subsidiaries is presently in breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which any of their properties are bound which is material to the financial condition, earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise;

     (11) The Representative's Warrant Stock has been duly and validly authorized for issuance upon exercise of the Representative's Warrants and when so issued in accordance with the terms thereof will be validly issued, fully paid and non-assessable; and, to such counsel's knowledge no stockholder has any preemptive rights with respect to the Representative's Warrant Stock.

     (12) All of the information in the Prospectus, to the extent constituting matters of law or legal conclusion under the laws of the United States of America or the State of Delaware, has been reviewed by us and is a fair summary of such matters and conclusions.

     (13) The form of certificate evidencing the Common Stock complies with Delaware law.

     (14) The Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of such counsel, threatened under the Securities Act.

     (15) To the best knowledge of such counsel, there are no agreements, contracts, licenses, leases or documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that are not described or referred to therein and filed as required.

     (16) The Registration Statement and the Prospectus, and each amendment or supplement thereto (other than the financial statements, financial and statistical data included therein, as to which such counsel need express no opinion) as of the effective date of the Registration Statement, complied as to form in all material respects with the requirements of the Securities Act and the applicable Rules and Regulations.

     (17) To the best knowledge of such counsel, the Common Stock conforms in all material respects to all statements in relation thereto contained in the Prospectus.

     (18) The description in the Registration Statement and the Prospectus of the Certificate of Incorporation and Bylaws of the Company and of statutes and contracts are accurate in all material respects and fairly present in all material respects the information required to be presented by the Securities Act and the Rules and Regulations.

     (19) There are no legal or governmental proceedings pending or, to the best knowledge of such counsel, threatened against the Company or any of its subsidiaries in any jurisdiction in the United States of a character which are required to be disclosed in the Registration Statement or the Prospectus by the Securities Act or the applicable Rules and Regulations, other than those described therein.

     (20) The information in the Prospectus under the captions "Description of Capital Stock" and "Shares Eligible For Future Sale," to the extent that it constitutes matters of law or legal conclusions, has been reviewed by such counsel and is a fair summary of such matters and conclusions.

     In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Underwriters, Underwriters' counsel and the independent public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and although they have not (with the exception of the matters covered in paragraphs (12), (13) and (20) of their opinion) independently checked or verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements, financial data and supporting schedules contained therein, as to which such counsel need express no opinion) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     Counsel rendering the foregoing opinion may rely as to questions of law not involving the laws of the United States or the States of California or Delaware upon opinions of local counsel, and as to questions of fact upon representations or certificates of officers of the Company, and of government officials, in which case their opinion is explicitly to state that they are so relying thereon and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificate so relied upon shall be delivered to you, as Underwriters, and to Underwriters' Counsel.

                                    Annex B

                    Matters to be Covered in the Opinion of
                               Angela Wang & Co.
                       Hong Kong Counsel for the Company

     1. Each of Creative Master Limited, Excel Master Limited, Carison Engineering Limited, Techtime Industries Limited, Mastercraft Engineering Limited (formerly Queenex Enterprises Limited) (the "Hong Kong subsidiaries") has been duly registered and is validly existing as a limited liability company in good standing under the laws of Hong Kong.

     2. Each of the Hong Kong subsidiaries has the corporate power and authority to own, lease and operate its properties and to conduct its business in the manner currently conducted and as proposed to be conducted respectively as described in the Prospectus.

     3. The description in the Registration Statement and the Prospectus of each of the Hong Kong subsidiaries and the relationship between the Company and the Hong Kong subsidiaries is accurate in all material respects, and fairly presents in all material respects the information set forth therein.

     4. The Company owns all of the outstanding capital stock of each Hong Kong Subsidiary except for Mastercraft Engineering Limited, Carison Engineering Limited and Techtime Limited of which it owns 70%, 70% and 55%, respectively. All of the issued and outstanding capital stock of each of the Hong Kong subsidiaries has been duly and validly authorized and issued, is fully paid and nonassessable, is not owned or held and has not been issued in violation of any preemptive rights contained in the charter documents of the respective Hong Kong Subsidiary and, to such counsel's knowledge, to the extent owned by the Company, is owned directly by the Company free and clear of any lien, encumbrance, claim, security interest, restriction or transfer.

     5. To such counsel's knowledge, there are no outstanding options, warrants, calls, rights or other agreements or commitments with respect to the purchase or sale of any capital stock of any of the Hong Kong subsidiaries.

     6. Those contracts which are included as exhibits to the Registration Statement and which are made or to be performed in, or stated to be governed by the law of, Hong Kong are valid and enforceable under Hong Kong law.

     7. No authorization, approval or consent of any governmental authority or agency of Hong Kong is necessary in connection with the consummation of the transactions contemplated by the Agreement and the Representative's Warrant Agreement.

     8. There are no legal or governmental proceedings pending or, to the best knowledge of such counsel, threatened against the Company or any of the Hong Kong subsidiaries other than those, if any, described in the Registration Statement or the Prospectus.

     9. To the best of such counsel's knowledge, none of the Hong Kong subsidiaries is presently in breach of, or in default under, any bond, debenture, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which each such respective company is a party or by which any of their respective properties are bound which is material to the financial condition, earnings, operations, business or business prospects of the Company and its subsidiaries considered as one enterprise.

     10. All of the information in the Prospectus, to the extent constituting matters of law or legal conclusions under the laws of Hong Kong has been reviewed by such counsel and is a fair summary of such matters and conclusions.

     11. Under the laws of Hong Kong, the submission to Jurisdiction and Waiver of Immunity and Inconvenient Forum clause of Section 14 of the Agreement is valid and binding upon the Company.

     In addition, such counsel shall state that although they have not (with the exception of the matters covered in paragraph 10 of their opinion) independently checked or verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus relating to the Company and its operations in Hong Kong, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements, financial data and supporting schedules contained therein) contained any untrue statement of a material fact, or omitted to sate a material fact required to be stated therein or necessary to make such statements not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact to be stated therein or necessary to make such statements, in light of the circumstances under which they were made, not misleading.

     Counsel rendering the foregoing opinion may rely as to questions of fact upon representations or certificates of officers of the companies which are the subject of said opinion, and of government officials in which case their opinion is explicitly to state that they are so relying thereon and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificates so relied upon shall be delivered to you, as Representative of the Underwriters, and to Underwriters' counsel.

                                    Annex C

                    Matters to be Covered in the Opinion of
                               The Fada Law Firm
                         China Counsel for the Company


     1. Dongguan Heng Li Zhen Trading Company has been duly organized and is validly existing in good standing under the laws of China.

     2. Dongguan Heng Li Zhen Trading Company has the legal capacity, necessary power and authority to execute and perform its obligations under the Joint Enterprise Agreement, dated September 10, 1994, the Supplement, dated April 1, 1996, to the Joint Enterprise Agreement, and the Processing Agreement dated June 18, 1998 (the "Joint Enterprise Agreements").

     3. Dongguan Process Assembly Servicing Company has the right and power to enter into with Creative Master Limited the Processing Agreement, dated June 11, 1995 and the Supplement dated November 11, 1995. Dongguang Process Assembly Servicing Company has the right and power to enter into with Creative Master Limited the Import Material & Processing Agreement dated November 10, 1995.

     4. The Joint Enterprise Agreements have been validly executed by Dongguan Heng Li Zhen Trading Company and Creative Master Limited and duly approved by the Chinese government which constitute valid and binding obligations of each of the two parties, enforceable in accordance with their terms and conditions under the law of China.

     5. Each local Chinese government agency has the right and power to enter into the manufacturing leases, which are filed as exhibits to the Registration Statement, and each factory and dormitory lease has been validly executed and constitutes the valid and binding obligations of the parties, enforceable in accordance with their respective term and conditions under the laws of China.

     6. The Dongguan Chuangying Toys Factory Co., Ltd. has been duly organized as a limited liability company and is validly existing in good standing under the laws of China.

     7. Dongguan Chuangying Toys Factory Co., Ltd. has the right and power to own, lease and operate its properties and to conduct its business as described in the Prospectus, including the right and power to execute and perform its obligations under the Joint Enterprise Agreement, dated September 10, 1994.

     8. No authorization, approval or consent of any governmental authority or agency of China is necessary in connection with the consummation of the transactions contemplated by the Agreement and the Representative's Warrant Agreement.

     9. The Company and [list subsidiaries party to the factory and dormitory leases and Joint Enterprise and Processing Agreements] are in possession of, and operating in China in compliance with such authorizations, licenses, certificates, orders and permits as may be required from applicable regulatory authorities in China which are material to the conduct of their business, all of which are valid and in full force and effect; neither the Company nor [list subsidiaries party to the factory and dormitory leases and Joint Enterprise and Processing Agreements] is in default in the performances or observance of any material obligation, agreement covenant or condition contained in any bond, debenture, note or other evidence of indebtedness, or in any material lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument known to such counsel to which the Company or [list subsidiaries party to the factory and dormitory leases and Joint Enterprise and Processing Agreements] is a party or by which any of them or their properties may be bound, in each case that might cause or result in a material adverse change in the business, properties, condition (financial or otherwise), prospects or results of operations of the Company and its subsidiaries, taken as a whole; and neither the Company nor [list subsidiaries party to the factory and dormitory leases and Joint Enterprise and Processing Agreements] is in material violation of, or liable under, any law, order, rule, regulation, writ, injunction, judgement or decree of any court, government or governmental agency or body of China having jurisdiction over the Company or [list subsidiaries party to the factory and dormitory leases and Joint Enterprise and Processing Agreements] or over any of their properties;

     10. All of the information in the Prospectus, to the extent constituting matters of law or legal conclusions under the laws of China has been reviewed by such counsel and is a fair summary of such matters and conclusions;

     11. There are no legal or governmental proceedings pending or, to such counsel's knowledge, threatened against the Company or [list subsidiaries party to the factory and dormitory leases and Joint Enterprise and Processing Agreements].

     12. Under Chinese law, the submission to Jurisdiction and Waiver of Immunity and Inconvenient Forum clause of Section 14 of the Agreement is valid and binding upon the Company.

     13. All translations of documents from Chinese to English which were provided to counsel for the Underwriters and which are included as exhibits to the Registration Statement are complete and accurate translations in all material respects.

     In addition, such counsel shall state that although they have not (with the exception of the matters covered in paragraph 10 of their opinion) independently checked or verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus relating to the Company and its operations in China, nothing has come to the attention of such counsel that caused them to believe that, at the time the Registration Statement became effective, the Registration Statement (except as to financial statements, financial data and supporting schedules contained therein) contained any untrue statement of a material fact, or omitted to sate a material fact required to be stated therein or necessary to make such statements not misleading, or at the Closing Date or any later date on which the Option Shares are to be purchased, as the case may be, the Prospectus (except as aforesaid) contained any untrue statement of a material fact or omitted to state a material fact to be stated therein or necessary to make such statements, in light of the circumstances under which they were made, not misleading.

     Counsel rendering the foregoing opinion may rely as to questions of fact upon representations or certificates of officers of the companies which are the subject of said opinion, and of government officials in which case their opinion is explicitly to state that they are so relying thereon and that they have no knowledge of any material misstatement or inaccuracy in such opinions, representations or certificate. Copies of any opinion, representation or certificates so relied upon shall be delivered to you, as Representative of the Underwriters, and to Underwriters' counsel.

                                    Annex D

                             Opinion of Counsel to
                              Selling Stockholder

     1. The Agreement and the Irrevocable Custody Agreement [and Power of Attorney] have been duly and validly authorized, executed and delivered by such Selling Stockholder and each is a valid and binding obligation of such Selling Stockholder, enforceable against it in accordance with its terms except as rights to indemnity and contribution may be limited by Federal or state securities laws and judicial decisions and except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     2. To the best knowledge of such counsel, such Selling Stockholder has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all courts and all public, governmental or regulatory agencies and bodies, as required for the execution, delivery and performance of this Agreement, the Irrevocable Custody Agreement [and Power of Attorney] and the consummation of the transactions contemplated hereby and thereby, except for
(A) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, as to which counsel need express no opinion and (B) such as have been made or obtained under the Act.

     3. Upon the delivery of and payment for the Shares to be sold by such Selling Stockholder pursuant to the Agreement, you will receive good, valid and marketable title to the Shares purchased from such Selling Stockholder, to such counsel's knowledge, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, stockholders' agreements, voting trusts and other defects in title created by or known to such Selling Stockholder.

     4. The execution, delivery and performance of this Agreement, the Irrevocable Custody Agreement [Power of Attorney] by such Selling Stockholder and the consummation of the transactions contemplated hereby and thereby will not violate or conflict with, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over any of such Selling Stockholder or any of their properties or assets.

     5. The statements in the Prospectus under the caption "Principal Stockholders and Selling Stockholder," insofar as such statements constitute a summary of matters referred to therein with respect to such Selling Stockholder, fairly present the information with respect to such matters.

                                      D-1